      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 19, 1999

                                    REGISTRATION STATEMENT NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM S-1

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                               ------------------

                            REPUBLIC SERVICES, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 4953                                65-0716904
    (State or other jurisdiction           (Primary Standard Industrial                 (I.R.S. Employer
  of incorporation or organization)         Classification Code Number)                Identification No.)

                                                                                  DAVID A. BARCLAY
                                                                                SENIOR VICE PRESIDENT
                  REPUBLIC SERVICES, INC.                                        AND GENERAL COUNSEL
             110 S.E. SIXTH STREET, 28TH FLOOR                                 REPUBLIC SERVICES, INC.
              FORT LAUDERDALE, FLORIDA 33301                              110 S.E. SIXTH STREET, 28TH FLOOR
                      (954) 769-2400                                       FORT LAUDERDALE, FLORIDA 33301
    (Address, including zip code, and telephone number,                            (954) 769-2400
                         including                                (Name, address, including zip code, and telephone
  area code, of registrant's principal executive offices)        number, including area code, of agent for service)

                               ------------------

                                   COPIES TO:

                  JONATHAN L. AWNER, ESQ.                                     VALERIE FORD JACOB, ESQ.
            AKERMAN, SENTERFITT & EIDSON, P.A.                        FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
             ONE S.E. THIRD AVENUE, 28TH FLOOR                                   ONE NEW YORK PLAZA
                 MIAMI, FLORIDA 33131-1704                                    NEW YORK, NEW YORK 10004
                      (305) 374-5600                                               (212) 859-8000

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    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-78137

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                               ------------------

                   CALCULATION OF ADDITIONAL REGISTRATION FEE

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                                                                                  PROPOSED
                                                                                  MAXIMUM                 AMOUNT OF
       TITLE OF EACH CLASS OF SECURITIES               AMOUNT TO BE              AGGREGATE               REGISTRATION
                TO BE REGISTERED                        REGISTERED             OFFERING PRICE                FEE
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
Notes...........................................       $100,000,000             $100,000,000               $27,800
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

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

                   INCORPORATION OF INFORMATION BY REFERENCE

     The information in the Registration Statement filed by Republic Services, Inc. (File No. 333-78137) with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, which was declared effective by the Securities and Exchange Commission on May 19, 1999, is incorporated herein by reference.

                                    PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits.

EXHIBITS                            DESCRIPTION OF EXHIBIT
---------                           ----------------------
    5.1      --  Opinion of Akerman, Senterfitt & Eidson, P.A.
   23.1      --  Consent of Arthur Andersen LLP.
   23.2      --  Consent of Akerman, Senterfitt & Eidson, P.A. (included in
                 Exhibit 5.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida, on May 19, 1999.

                                            REPUBLIC SERVICES, INC.

                                            By:    /s/ HARRIS W. HUDSON
                                              ----------------------------------
                                                       Harris W. Hudson
                                                        Vice Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                   TITLE                        DATE
                      ---------                                   -----                        ----

                          *                            Chairman of the Board                     May 19, 1999
-----------------------------------------------------
                  H. Wayne Huizenga

                /s/ HARRIS W. HUDSON                   Vice Chairman and Director                May 19, 1999
-----------------------------------------------------
                  Harris W. Hudson

                          *                            Chief Executive Officer and               May 19, 1999
-----------------------------------------------------    Director (principal
                  James E. O'Connor                      executive officer)

                          *                            Senior Vice President and                 May 19, 1999
-----------------------------------------------------    Chief Financial Officer
                    Tod C. Holmes                        (principal financial
                                                         officer and principal
                                                         accounting officer)

                          *                            Director                                  May 19, 1999
-----------------------------------------------------
                   John W. Croghan

                          *                            Director                                  May 19, 1999
-----------------------------------------------------
                 Ramon A. Rodriguez

                          *                            Director                                  May 19, 1999
-----------------------------------------------------
                  Allan C. Sorensen

              *By: /s/ HARRIS W. HUDSON
    ---------------------------------------------
                Harris W. Hudson, by
                  power of attorney

                                     II-1.1

                                 EXHIBIT INDEX

EXHIBITS                            DESCRIPTION OF EXHIBIT
---------                           ----------------------
    5.1      --  Opinion of Akerman, Senterfitt & Eidson, P.A.
   23.1      --  Consent of Arthur Andersen LLP.
   23.2      --  Consent of Akerman, Senterfitt & Eidson, P.A. (included in
                 Exhibit 5.1).